UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 20, 2007
(Date of earliest event reported)

THINK PARTNERSHIP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

28050 US 19 North

Suite 509

Clearwater, Florida 33761
(Address of Principal Executive Offices)

(727) 324-0046
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On July 20, 2007, Scott P. Mitchell, president, chief executive officer and member of the board of directors of Think Partnership Inc. (the “Company”) issued a press release announcing that on July 16, 2007 he terminated his personal stock trading plan conforming to Rule 10b5-1 under the Securities Exchange Act of 1934.  Prior to the plan’s termination, Mr. Mitchell completed his sale of shares of THK common stock pursuant to the volume limitations of Rule 144, as reported on his Form 144 recently filed with the SEC. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

 (d)

Exhibits

99.1

Press Release dated July 20, 2007, entitled “Think Partnership CEO Terminates Trading Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

July 20, 2007

THINK PARTNERSHIP INC.

By:	/s/ Vaughn W. Duff
Name:	Vaughn W. Duff
Title:	General Counsel